Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Second Quarter 2017 Results
Sales up 8.7%, gross margin up 80 basis points
Company reiterates fiscal 2017 guidance

ST. LOUIS, August 29, 2017 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported second quarter 2017 financial results.

“In the second quarter, we delivered solid sales improvement across both sides of our business, with Famous Footwear same-store-sales up 2.8% and Brand Portfolio sales up 16.8%,” said Diane Sullivan, CEO, president and chairman of Caleres. “At Famous Footwear, sales were ahead of expectations, including a stronger start to the key back-to-school selling season and - as a result - we delivered second quarter earnings ahead of expectations.”

“Additionally, we saw consistent margin expansion, generated steady cash flow, and continued to pay down our revolving credit facility, following the Allen Edmonds acquisition,” continued Sullivan.  “We have confidence in the execution of our strategic plan and are maintaining our guidance for fiscal 2017.”

Second Quarter 2017 Results Versus 2016

•	Consolidated sales of $677.0 million were up 8.7%, including Allen Edmonds.

–	Famous Footwear total sales of $404.9 million were up 3.8%, while same-store-sales were up 2.8%.

–	Brand Portfolio sales of $272.0 million were up 16.8% including contribution from Allen Edmonds, which was acquired in December of 2016.

•
Gross profit of $287.5 million - including $1.9 million of expected fair value inventory adjustment amortization related to the Allen Edmonds acquisition - was up 10.8% and gross margin of 42.5% was up 80 basis points.

•	SG&A expense of $253.5 million was up 11.5%, including Allen Edmonds.

•	Operating earnings were $31.1 million and operating margin was 4.6%, while adjusted operating earnings were $35.9 million and adjusted operating margin of 5.3% was up 12 basis points.

•	Net earnings were $17.6 million, while diluted earnings per share were $0.41 and included $0.07 of expected charges related to the acquisition, integration and reorganization of men’s brands.

•	Adjusted net earnings of $20.6 million were up 4.4%, while adjusted diluted earnings per share of $0.48 were up 4.3%.

First Half 2017 Results Versus 2016

•	Consolidated sales of $1,308.5 million were up 8.3%, including Allen Edmonds.

•
Gross profit of $558.4 million - including $4.9 million of expected fair value inventory adjustment amortization related to the Allen Edmonds acquisition - was up 10.1% and gross margin of 42.7% was up 66 basis points.

•	SG&A expense of $497.6 million was up 11.5%, including Allen Edmonds.

•	Operating earnings were $56.8 million and operating margin was 4.3%, while adjusted operating earnings were $65.7 million and adjusted operating margin was 5.0%.

•	Net earnings were $32.5 million, while diluted earnings per share were $0.75 and included $0.13 of expected charges related to the acquisition, integration and reorganization of men’s brands.

•	Adjusted net earnings of $38.1 million were up 1.4%, while adjusted diluted earnings per share of $0.88 were up 2.3%.

Balance Sheet and Cash Flow

•	Cash and equivalents were $52.9 million.

•	Outstanding borrowings under the revolving credit facility of $35 million - associated with the December 2016 acquisition of Allen Edmonds - were down from $110 million at the end of 2016.

•	Inventory of $722.0 million was up 11.3% year-over-year, including Allen Edmonds.

•	Year-to-date cash from operations of $114.3 million was up 5.3% year-over-year.

•	Year-to-date capital expenditures of $27.4 million were down 12.2% year-over-year.

Shareholder Distributions

•	Declared 378th consecutive quarterly dividend, with $0.07 per share payable on October 2, 2017, to shareholders of record as of September 18, 2017.

Outlook for 2017 all including Allen Edmonds

Consolidated net sales	$2.7B to $2.8B
Famous Footwear same-store-sales	Up low-single digits
Brand Portfolio sales	Up high-teens
Gross margin	Up 45 to 55 bps
SG&A as a percent of revenue	Up 30 to 40 bps
Effective tax rate	31% to 33%
Adjusted earnings per diluted share*	$2.10 to $2.20
* Excludes approx. $0.13 of costs related to the acquisition, integration and reorganization of company's men's brands

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Tuesday, August 29. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 69201252. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 69201252 through Tuesday, September 12.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) transitional challenges with acquisitions; (viii) customer concentration and increased consolidation in the retail industry; (ix) a disruption in the Company’s distribution centers; (x) the ability to recruit and retain senior management and other key associates; (xi) foreign currency fluctuations; (xii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; and (xvi) changes to tax laws, policies and treaties. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2017, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Allen Edmonds, Franco Sarto, Vince, Via Spiga, George Brown Bilt, Diane von Furstenberg, Fergie Footwear and Carlos Santana. Naturalizer, Dr. Scholl's Shoes, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130-years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good…feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016
Net sales	$676,954	$622,937	$1,308,463	$1,207,670
Cost of goods sold	389,493	363,382	750,094	700,322
Gross profit	287,461	259,555	558,369	507,348
Selling and administrative expenses	253,500	227,297	497,575	446,347
Restructuring and other special charges, net	2,865	—	3,973	—
Operating earnings	31,096	32,258	56,821	61,001
Interest expense	(4,637)	(3,479)	(9,681)	(7,089)
Interest income	262	310	497	557
Earnings before income taxes	26,721	29,089	47,637	54,469
Income tax provision	(9,047)	(9,410)	(15,079)	(16,912)
Net earnings	17,674	19,679	32,558	37,557
Net earnings (loss) attributable to noncontrolling interests	79	(89)	61	6
Net earnings attributable to Caleres, Inc.	$17,595	$19,768	$32,497	$37,551

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.41	$0.46	$0.76	$0.87

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.41	$0.46	$0.75	$0.86

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	July 29, 2017	July 30, 2016	January 28, 2017
(Thousands)
ASSETS
Cash and cash equivalents	$52,942	$165,729	$55,332
Receivables, net	143,616	144,309	153,121
Inventories, net	722,005	648,881	585,764
Prepaid expenses and other current assets	36,972	30,190	49,528
Total current assets	955,535	989,109	843,745

Property and equipment, net	217,838	186,776	219,196
Goodwill and intangible assets, net	341,195	129,060	343,758
Other assets	69,589	115,448	68,574
Total assets	$1,584,157	$1,420,393	$1,475,273

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$35,000	$—	$110,000
Trade accounts payable	402,812	358,751	266,370
Other accrued expenses	170,499	142,085	151,225
Total current liabilities	608,311	500,836	527,595

Long-term debt	197,233	196,774	197,003
Deferred rent	52,227	47,452	51,124
Other liabilities	85,212	60,566	85,065
Total other liabilities	334,672	304,792	333,192

Total Caleres, Inc. shareholders’ equity	639,729	613,787	613,117
Noncontrolling interests	1,445	978	1,369
Total equity	641,174	614,765	614,486
Total liabilities and equity	$1,584,157	$1,420,393	$1,475,273

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Twenty-six Weeks Ended
(Thousands)	July 29, 2017	July 30, 2016
OPERATING ACTIVITIES:
Net cash provided by operating activities	$114,280	$108,564

INVESTING ACTIVITIES:
Purchases of property and equipment	(24,251)	(27,443)
Capitalized software	(3,152)	(3,778)
Net cash used for investing activities	(27,403)	(31,221)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	400,000	103,000
Repayments under revolving credit agreement	(475,000)	(103,000)
Dividends paid	(6,030)	(6,089)
Acquisition of treasury stock	(5,993)	(23,139)
Issuance of common stock under share-based plans, net	(2,490)	(4,086)
Excess tax benefit related to share-based plans	—	3,248
Net cash used for financing activities	(89,513)	(30,066)
Effect of exchange rate changes on cash and cash equivalents	246	301
(Decrease) increase in cash and cash equivalents	(2,390)	47,578
Cash and cash equivalents at beginning of period	55,332	118,151
Cash and cash equivalents at end of period	$52,942	$165,729

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	July 29, 2017			July 30, 2016
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$17,595	$0.41		$19,768	$0.46

Charges/other items:
Acquisition, integration and reorganization of men's brands	$4,775	3,041	0.07	$—	—	—
Total charges/other items	$4,775	$3,041	$0.07	$—	$—	$—
Adjusted earnings		$20,636	$0.48		$19,768	$0.46

	(Unaudited)
	Twenty-six Weeks Ended
	July 29, 2017			July 30, 2016
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$32,497	$0.75		$37,551	$0.86

Charges/other items:
Acquisition, integration and reorganization of men's brands	$8,912	$5,569	0.13	—	—	—
Total charges/other items	$8,912	$5,569	$0.13	$—	$—	$—
Adjusted earnings		$38,066	$0.88		$37,551	$0.86

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016
Net sales	$404,930	$390,123	$272,024	$232,814	$—	$—	$676,954	$622,937
Gross profit	$183,309	$177,437	$104,152	$82,118	$—	$—	$287,461	$259,555
Adjusted gross profit	$183,309	$177,437	$106,062	$82,118	$—	$—	$289,371	$259,555
Gross profit rate	45.3%	45.5%	38.3%	35.3%	—%	—%	42.5%	41.7%
Adjusted gross profit rate	45.3%	45.5%	39.0%	35.3%	—%	—%	42.7%	41.7%
Operating earnings (loss)	$25,112	$22,604	$15,916	$17,463	$(9,932)	$(7,809)	$31,096	$32,258
Adjusted operating earnings (loss)	$25,112	$22,604	$18,462	$17,463	$(7,703)	$(7,809)	$35,871	$32,258
Operating earnings %	6.2%	5.8%	5.9%	7.5%	—%	—%	4.6%	5.2%
Adjusted operating earnings %	6.2%	5.8%	6.8%	7.5%	—%	—%	5.3%	5.2%
Same-store sales % (on a 13-week basis) (1)	2.8%	(1.1)%	15.8%	(8.2)%	—%	—%	—%	—%
Number of stores	1,055	1,044	238	167	—	—	1,293	1,211

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016
Gross profit	$183,309	$177,437	$104,152	$82,118	$—	$—	$287,461	$259,555
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	1,910	—	—	—	1,910	—
Total charges/other items	—	—	1,910	—	—	—	1,910	—
Adjusted gross profit	$183,309	$177,437	$106,062	$82,118	$—	$—	$289,371	$259,555
Operating earnings (loss)	$25,112	$22,604	$15,916	$17,463	$(9,932)	$(7,809)	$31,096	$32,258
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	2,546	—	2,229	—	4,775	—
Total charges/other items	—	—	2,546	—	2,229	—	4,775	—
Adjusted operating earnings (loss)	$25,112	$22,604	$18,462	$17,463	$(7,703)	$(7,809)	$35,871	$32,258
(1) Excludes sales from Allen Edmonds

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-six Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016
Net sales	$771,424	$754,719	$537,039	$452,951	$—	$—	$1,308,463	$1,207,670
Gross profit	$350,999	$346,115	$207,370	$161,233	$—	$—	$558,369	$507,348
Adjusted gross profit	$350,999	$346,115	$212,309	$161,233	$—	$—	$563,308	$507,348
Gross profit rate	45.5%	45.9%	38.6%	35.6%	—%	—%	42.7%	42.0%
Adjusted gross profit rate	45.5%	45.9%	39.5%	35.6%	—%	—%	43.1%	42.0%
Operating earnings (loss)	$45,391	$48,358	$29,230	$27,085	$(17,800)	$(14,442)	$56,821	$61,001
Adjusted operating earnings (loss)	$45,391	$48,358	$35,651	$27,085	$(15,309)	$(14,442)	$65,733	$61,001
Operating earnings %	5.9%	6.4%	5.4%	6.0%	—%	—%	4.3%	5.1%
Adjusted operating earnings %	5.9%	6.4%	6.6%	6.0%	—%	—%	5.0%	5.1%
Same-store sales % (on a 26-week basis) (1)	1.1%	(0.1)%	9.2%	(5.1)%	—%	—%	—%	—%
Number of stores	1,055	1,044	238	167	—	—	1,293	1,211

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-six Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016
Gross profit	$350,999	$346,115	$207,370	$161,233	$—	$—	$558,369	$507,348
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	4,939	—	—	—	4,939	—
Total charges/other items	—	—	4,939	—	—	—	4,939	—
Adjusted gross profit	$350,999	$346,115	$212,309	$161,233	$—	$—	$563,308	$507,348
Operating earnings (loss)	$45,391	$48,358	$29,230	$27,085	$(17,800)	$(14,442)	$56,821	$61,001
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	6,421	—	2,491	—	8,912	—
Total charges/other items	—	—	6,421	—	2,491	—	8,912	—
Adjusted operating earnings (loss)	$45,391	$48,358	$35,651	$27,085	$(15,309)	$(14,442)	$65,733	$61,001
(1) Excludes sales from Allen Edmonds

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016

Net earnings attributable to Caleres, Inc.:
Net earnings	$17,674	$19,679	$32,558	$37,557
Net (earnings) loss attributable to noncontrolling interests	(79)	89	(61)	(6)
Net earnings attributable to Caleres, Inc.	17,595	19,768	32,497	37,551
Net earnings allocated to participating securities	(490)	(523)	(895)	(1,014)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$17,105	$19,245	$31,602	$36,537

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,783	42,043	41,807	42,238
Dilutive effect of share-based awards	171	142	172	151
Diluted common shares attributable to Caleres, Inc.	41,954	42,185	41,979	42,389

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.41	$0.46	$0.76	$0.87

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.41	$0.46	$0.75	$0.86

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-six Weeks Ended
(Thousands, except per share data)	July 29, 2017	July 30, 2016	July 29, 2017	July 30, 2016

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$20,715	$19,679	$38,127	$37,557
Net (earnings) loss attributable to noncontrolling interests	(79)	89	(61)	(6)
Adjusted net earnings attributable to Caleres, Inc.	20,636	19,768	38,066	37,551
Net earnings allocated to participating securities	(575)	(523)	(1,048)	(1,014)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$20,061	$19,245	$37,018	$36,537

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,783	42,043	41,807	42,238
Dilutive effect of share-based awards	171	142	172	151
Diluted common shares attributable to Caleres, Inc.	41,954	42,185	41,979	42,389

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.48	$0.46	$0.89	$0.87

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.48	$0.46	$0.88	$0.86